STI CLASSIC VARIABLE TRUST
Supplement dated January 22, 2007, to the
International Equity and Investment Grade Bond Funds
Prospectus dated May 1, 2006
Upon the recommendation of Trusco Capital Management Inc., the Board of Trustees of the STI Classic Variable Trust has determined that it is appropriate to liquidate the International Equity Fund and the Investment Grade Bond Fund (collectively the “Funds”). The Funds expect to complete the liquidation and terminate the Funds on or about May 1, 2007.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
SP-VTIEIGB-0107